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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ----------------------

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                August 9, 2000
                              ------------------
                                Date of Report
                       (Date of earliest event reported)


                              IMMUNEX CORPORATION
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              (Exact Name of Registrant as Specified in Charter)

     Washington                     0-12406                   51-0346580
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(State or Other Jurisdiction    (Commission File No.)       (IRS Employer
   of Incorporation)                                      Identification No.)

                51 University Street, Seattle, Washington 98101
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          (Address of Principal Executive Offices)          (Zip Code)

                                (206) 587-0430
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On August 9, 2000, Immunex Corporation announced that it had filed a Form S-3 shelf registration statement with the Securities and Exchange Commission for the sale of up to 70 million shares of Immunex common stock by it and American Home Products Corporation, its principal shareholder. In addition, Immunex and American Home Products Corporation announced a number of new business arrangements and agreements between the two companies, including an amendment to Immunex's existing governance agreement. A copy of the governance agreement amendment is attached to this report as Exhibit 10.1. Copies of the press releases relating to these announcements are attached to this report as Exhibits
99.1 and 99.2.

Item 7.   Financial Statements, Pro Forma Financial Information and  Exhibits

     (c)  Exhibits

          10.1 Amendment No. 2 to Amended and Restated Governance Agreement among Lederle Oncology Corporation, American Cyanamid Company and Immunex dated as of August 9, 2000

          99.1  Immunex Press Release Dated August 9, 2000

          99.2  Immunex Corporation and American Home Products
                Corporation Joint Press Release Dated August 9, 2000

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         IMMUNEX CORPORATION


Dated: August 9, 2000                     By /s/ David A. Mann
                                           --------------------------------
                                          Name: David A. Mann
                                          Its: Senior Vice President, Chief
                                          Financial Officer and Treasurer

                                                                          PAGE 3
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                                 EXHIBIT INDEX


Exhibit Number   Description
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10.1             Amendment No. 2 to Amended and Restated Governance Agreement
                 among Lederle Oncology Corporation, American Cyanamid Company and Immunex dated as of August 9, 2000

99.1             Immunex Press Release Dated August 9, 2000

99.2 American Home Products Corporation and Immunex Corporation Joint Press Release Dated August 9, 2000

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